New York City, New York
June 6-7, 2011
RBC Capital Markets’
Global Energy and Power
Conference

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,”
“believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

who we are…
Above data as of 12/31/10
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 665,000 customers
 » 399,000 electric
 » 266,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and Nebraska
 » 27,500 miles of electric T&D lines
 » 9,200 miles of natural gas T&D pipelines
 » 20 Bcf natural gas storage
 » 8.4 Bcf natural gas proven reserves
¾ Total owned generation
 » MT - 372 MW - regulated
 » SD - 312 MW - regulated
¾ Total Assets: $3,038 MM
¾ Total Capitalization: $1,889 MM(1)
¾ Total Rate Base: $1,750 MM (est.)
¾ Total Employees: 1,363
• Located in states with relatively stable economies with
opportunity for system investment and grid expansion.
• Footprint of service territory covers some of the best
wind regimes in the United States
•Unique opportunity to provide transmission services in
to two different power markets (West and Midwest)

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Single A secured credit ratings with a strong balance sheet and liquidity
 » January 21, 2011 Moody’s upgraded secured and unsecured ratings to A2 and Baa1, respectively
 » April 15, 2010 Fitch upgraded secured and unsecured ratings to A- and BBB+ respectively
¾ Positive earnings and ROE trend
 » Delivery services rate increase for Montana electric
 » Mill Creek Generation Station achieved commercial operation on January 1, 2011
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield likely beyond 2015
 » 89% pension funded status at end of 2010
¾ Competitive shareholder return with a dividend that has increased every year since ‘05
 » Added to S&P 600 SmallCap Index on April 9, 2010
¾ Constructive regulatory environment
¾ Forbes.com listed as one of “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

strong credit ratings…

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

strong balance sheet and liquidity…
¾ Total liquidity of approximately $200 million as of June 1, 2011
¾ Total debt / total capitalization of 54.3%(2)
¾ In past two years refinanced nearly all outstanding debt
 » In May 2010 we refinanced existing $225 million, 5.875% Senior Secured Notes due 2014 with 5.01% First Mortgage Bonds due 2025.
 » Reduced long term debt cost from 6.8% to 5.6%
 » Increased average debt maturity from 8.8 years to 11.5 years
¾ No significant debt maturities until after 2015
(1) Excludes outstanding 3/31/11 commercial paper balance of $86 million.
(2) Total capitalization as of 3/31/11

strong cash flows…
Earnings trend and NOLs provide strong cash flows to
fund future investment.
(1) Utility maintenance capex only, excludes investment growth projects.
(2) 2009 Cash Flow from Operations adjusted to add back pension funding in excess of expense and Ammondson settlement paid..

solid pension funding position…

Data source: SNL Financial
As a result of significant contributions to our pension
plan over the past several years and solid market returns in 2009 and 2010, we are better positioned than our peers at December 31, 2010.

and sustainable dividend…
Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5% with year-over-year dividend growth.
(1) 2011 estimated payout range assumes midpoint of guidance range $2.25 - $2.40 reaffirming 2011 EPS guidance…

constructive regulatory environment…
¾ Montana
 » Electric and natural gas general rate case
 ♦ April 2011: MPSC and Company settled the overall rate increase in Montana:
 ● A net $6.1 million increase in annual revenue
 ● Electric and Nat Gas ROE to 10.25%
 » Dave Gates Generation Station at Mill Creek filed
 ♦ Interim rates approved by the MPSC and included in our monthly electric supply rates beginning January 1, 2011
 ♦ Compliance filing reflecting final construction costs has been filed
 ♦ Pre-hearing conference in early June 2011 to set the procedural schedule
 » Distribution System Infrastructure Plan
 ♦ Received an accounting order from the MPSC in March 2011 to defer and amortize related
 O&M expense for 2011 and 2012 over a 5 year period beginning 2013
 » Wind project for 40 MW’s in rate base
 ♦ Executed an asset purchase agreement in April 2011
 ♦ Agreement is contingent on receiving approval from MPSC to rate base
 ♦ Pre-approval application filed with the MPSC on May 31, 2011 regulatory environment cont’d…
¾ South Dakota
 » Filed natural gas rate case on May 20, 2011
 ♦ Requesting $4.1 million annual increase (7.2% average increase in rates)
 ♦ $2.7M related to rates (would affect P&L) - $1.4M related to recovery of manufactured gas plant remediation costs (no operating income impact)
 ♦ 10.9% ROE, 8.68% ROR, 56.1 equity portion of capital structure
 » Expect to file an environmental rider on the Big Stone & Neal plant for emissions compliance projects by the end of 2011
¾ Nebraska
 » Don’t plan to file natural gas rate case during 2011 based on 2010 results
¾ FERC
 » Docket filed for DGGS on April 29, 2010 to establish rates as of January 1, 2011
 ♦ October 15, 2010, Order issued authorizing us to put our filed tariffs in place effective
 January 1, 2011, subject to refund.
 ♦ FERC subsequently set the docket for settlement discussions, which are on-going regulatory milestones in 2011…
Montana
Distribution Infrastructure
✓ Decision in favor of accounting order (MPSC)	Q1
Prudency Review for DGGS
✓Interim rate filing (MPSC) 2010	Q4
✓Compliance Filing (MPSC)	Q1
¾Pre-hearing conference	Q2
Approval for Montana Wind Projects
✓ Pre-approval filing (MPSC)	Q2
Natural Gas - Rate Base Battle Creek
¾Filing to include in general rate base (MPSC)	Q2/ Q3
South Dakota
Natural Gas Rate Case
✓Filed rate case requesting $4.1 million/ yr increase (SDPUC)	Q2
Environmental Riders for Big Stone & Neal
¾Environmental rider filing (SDPUC)	Q4

longer term investment opportunities…
¾ Distribution system enhancements
 » Incremental rate based investment to enhance safety, reliability and capacity, improve rural service, and prepare the system for adaptation of new technologies.
¾ Energy supply
 » Big Stone and Neal plants’ pollution control equipment
 » South Dakota peaking generation
 » Wind projects and other renewable projects
 » Natural gas reserves
¾ Transmission projects
 » Network upgrades
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » South Dakota transmission opportunities

potential project summary…
Opportunity to increase and diversify earnings as compared with our existing $1.8 billion rate base.
Note: Color / label indicate NorthWestern Energy's current probability of execution and timing of expenditures.

in summary…
¾ Solid operations
¾ Single A secured credit ratings with a strong
 balance sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive total shareholder return with a
 dividend that has increased every year since 2005
¾ Constructive regulatory environment
¾ Forbes.com “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

appendix…

income statement…

balance sheet…

cash flow…

quarter over quarter earnings impacts…